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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): AUGUST 16, 1998

                                 U S WEST, INC.

             (Exact name of registrant as specified in its charter)

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
    A DELAWARE CORPORATION             COMMISSION FILE            IRS EMPLOYER
                                                                 IDENTIFICATION
   (STATE OF INCORPORATION)             NUMBER 1-14087           NO. 84-0953188
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                 1801 CALIFORNIA STREET, DENVER, COLORADO 80202
          (Address of principal executive offices, including Zip Code)

                        TELEPHONE NUMBER (303) 672-2700
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

    Clerical and technical employees represented by the Communications Workers of America (CWA) commenced a work stoppage at 12:01 a.m. MDT, on August 16th, after failing to reach agreement on a new contract that covers approximately 34,000 U S WEST employees. A federal mediator was called in to assist with negotiations on August 13th. The key issues in the labor talks center on a performance based bonus plan, overtime and health care benefits.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U S WEST, INC.

                                By:           /s/ THOMAS O. MCGIMPSEY
                                     -----------------------------------------
                                                Thomas O. McGimpsey
                                               CORPORATE COUNSEL AND
                                                ASSISTANT SECRETARY

Dated: August 17, 1998